SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 24, 2000

                           FPIC INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Florida                      1-11983                  59-3359111
(State or other jurisdiction of    (Commission File          (I.R.S. Employer
incorporation or organization)         Number)              Identification No.)

            225 Water Street, Suite 1400, Jacksonville, Florida 32202
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (904) 354-2482

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Item 4. Change in Registrant's Certifying Accountant.

      FPIC Insurance Group, Inc. (the "Company") retained PricewaterhouseCoopers LLP as its independent auditors and replaced KPMG LLP effective April 24, 2000. No report of KPMG LLP on the financial statements of the Company for either of the past two years contained an adverse opinion, or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. Since the engagement of KPMG LLP for the Company's two most recent fiscal years and through the date of replacement, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The change in independent accountants was approved by the Audit Committee and the Board of Directors of the Company.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

          Exhibit Number        Description of Exhibit
          --------------        ----------------------

          16                    Letter dated April 27, 2000, from KPMG
                                LLP to the Securities and Exchange Commission

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                                    SIGNATURE

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FPIC INSURANCE GROUP, INC.


Date: April 27, 2000                    By: /s/ Kim D. Thorpe
                                           --------------------------------
                                           Kim D. Thorpe
                                           Executive Vice President and
                                           Chief Financial Officer

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                                  EXHIBIT INDEX

      Exhibit Number       Letter dated April 27, 2000, from
      --------------       KPMG LLP to the Securities and
            16             Exchange Commission.